UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

Purple Communications, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-29359	22-3693371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

773 San Marin Drive, Suite 2210, Novato, CA 94945

(Address of principal executive offices)

(415) 408-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purple Communications, Inc., a Delaware corporation (the “Company”), is a party to that certain Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), dated as of January 10, 2008, by and among the Company, as borrower, the lenders from time to time party thereto (the “First Lien Lenders”), the letter of credit issuers from time to time party thereto, Churchill Financial LLC, as administrative agent (the “First Lien Administrative Agent”), and Ableco Finance LLC, as collateral agent (the “Collateral Agent”). The First Lien Credit Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 16, 2008.

On October 15, 2009, the Company entered into a Forbearance Agreement and Fourth Amendment to the First Lien Credit Agreement (the “First Lien Forbearance Agreement”), pursuant to which, among other things, the First Lien Administrative Agent, the Collateral Agent and the First Lien Lenders agreed to forbear from exercising their rights and remedies in respect of certain events of default under the First Lien Credit Agreement until October 31, 2009. The First Lien Forbearance Agreement is filed herewith as Exhibit 10.1 to this Report on Form 8-K. On October, 30, 2009, the Company entered into a First Amendment to Forbearance Agreement and Fourth Amendment to the First Lien Credit Agreement, pursuant to which among other things, the First Lien Administrative Agent, the Collateral Agent and the First Lien Lenders agreed to forbear from exercising their rights and remedies in respect of certain events of default under the First Lien Credit Agreement until November 4, 2009. The First Amendment is filed herewith as Exhibit 10.2 to this Report on Form 8-K.

On November 4, 2009, the Company entered into a Second Amendment to Forbearance Agreement and Fourth Amendment to the First Lien Credit Agreement (the “First Lien Forbearance Agreement”), pursuant to which among other things, the First Lien Administrative Agent, the Collateral Agent and the First Lien Lenders agreed to forbear from exercising their rights and remedies in respect of certain events of default under the First Lien Credit Agreement until November 20, 2009. The Second Amendment is filed herewith as Exhibit 10.3 to this Report on Form 8-K.

The Company is a party to that certain Second Lien Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), dated as of January 10, 2008, by and among the Company, as borrower, the lenders from time to time party thereto (the “Second Lien Lenders”), and Clearlake Capital Group, L.P., as administrative agent (the “Second Lien Agent”). The Second Lien Credit Agreement is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 16, 2008.

On November 4, 2009, the Company entered into a Forbearance Agreement and Fourth Amendment to the Second Lien Credit Agreement (the “Second Lien Forbearance Agreement” and, together with the First Lien Forbearance Agreement, the “Forbearance Agreements”), pursuant to which (1) the Second Lien Agent agreed to allow the Company to pay in kind interest due and payable under the Second Lien Credit Agreement from July 1, 2009 through June 30, 2010, (2) the Second Lien Lenders agreed to refund to the Company cash interest actually paid by the Company to the Second Lien Lenders in the amount of $735,000, and (3) the Second Lien Agent and the Second Lien Lenders agreed to forbear from exercising their rights and remedies in respect of certain events of default under the Second Lien Credit Agreement until November 20, 2009. The Second Lien Forebearance is filed herewith as Exhibit 10.4 to this Report on Form 8-K.

The Company has previously filed an Intercreditor Agreement, dated as of January 10, 2008, by and among the First Lien Administrative Agent, the Collateral Agent and the Second Lien Agent (the “Intercreditor Agreement”), as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on January 16, 2008. On November 4, 2009, the Company entered into the First Amendment to Intercreditor Agreement, which incorporates revisions to the Intercreditor Agreement necessary to implement changes in the terms of the First Lien Credit Agreement and Second Lien Credit Agreement resulting from the Forbearance Agreements discussed above. The First Amendment to Intercreditor Agreement is filed as Exhibit 10.5 to this Report on Form 8-K.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 4, 2009, the Company provided notice to The NASDAQ Stock Market that the Company has determined to voluntarily delist its common stock, par value $0.01 per share (“Common Stock”), from The NASDAQ Capital Market.

Given the Company’s pending regulatory matters, the Board of Directors of the Company has determined that the compliance costs, listing fees and expenses and regulatory and administrative burdens of maintaining the listing with NASDAQ outweighed the benefits.

The Company intends to file a notification of removal from listing on Nasdaq on Form 25 with the Securities and Exchange Commission (the “SEC”) on or about November 16, 2009. The withdrawal of the Company’s Common Stock from listing on NASDAQ will be effective 10 days after the filing of the Form 25 with the SEC. The Company does not currently intend to relist its securities on another exchange; it is expected that the Company’s securities will trade over-the-counter on the Pink Sheets and/or the OTC Bulletin Board although the Company can give no assurances in that regard.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Dominic Gomez’s employment with the Company as President ended with his last day being, Friday, November 6, 2009. Mr. Gomez’s separation from the Company is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Until the Company appoints a successor to Mr. Gomez’s position, John Ferron will be responsible for the duties of President.

Item 8.01. Other Events.

At a meeting of the Board of Directors of the Company held on November 3, 2009, the Board of Directors appointed a special committee of directors to explore financing alternatives for the Company. The special committee will consider various financing possibilities including, without limitation, the possibility of obtaining additional financing from certain of the Company’s existing stockholders. The directors appointed to this special committee are Dan Luis and Christopher Gibbons. The Company makes no assurances that it will be able to complete a financing on terms that are acceptable to the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of October 15, 2009.

10.2	First Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of October 30, 2009.

10.3	Second Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of November 4, 2009.

10.4	Forbearance Agreement and Fourth Amendment to the Second Lien Credit Agreement, dated as of November 4, 2009.

10.5	First Amendment to Intercreditor Agreement, dated as of November 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE COMMUNICATIONS, INC.

Date: November 9, 2009	By:	/S/ MICHAEL J. PENDERGAST
Michael J. Pendergast
General Counsel & Corporate Secretary